CNA Financial Corporation Supplemental Financial Information March 31, 2025 This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents Consolidated Results Statements of Operations 1 Components of Income (Loss), Per Share Data and Return on Equity 2 Selected Balance Sheet Data and Statements of Cash Flows Data 3 Results of Operations Property & Casualty 4 Specialty 5 Commercial 6 International 7 Life & Group 8 Corporate & Other 9 Investment Information Investment Summary - Consolidated 10 Investment Summary - Property & Casualty and Corporate & Other 11 Investment Summary - Life & Group 12 Investments - Fixed Maturity Securities by Credit Rating 13 Components of Net Investment Income 14 Net Investment Gains (Losses) 15 Other Claim & Claim Adjustment Expense Reserve Rollforward 16 Life & Group Policyholder Reserves 17 Definitions and Presentation 18 Page

Statements of Operations Three months ended March 31 (In millions) 2025 2024 Change Revenues: Net earned premiums $ 2,626 $ 2,441 8 % Net investment income 604 609 (1) Net investment losses (9) (22) Non-insurance warranty revenue 397 407 Other revenues 9 9 Total revenues 3,627 3,444 5 Claims, Benefits and Expenses: Insurance claims and policyholders’ benefits (re-measurement loss of $8 and $15) 2,027 1,807 Amortization of deferred acquisition costs 471 444 Non-insurance warranty expense 385 394 Other operating expenses 363 337 Interest expense 32 35 Total claims, benefits and expenses 3,278 3,017 (9) Income (loss) before income tax 349 427 Income tax (expense) benefit (75) (89) Net income (loss) $ 274 $ 338 (19) % 1

Components of Income (Loss), Per Share Data and Return on Equity Three months ended March 31 (In millions, except per share data) 2025 2024 Components of Income (Loss) Core income (loss) $ 281 $ 355 Net investment gains (losses) (7) (17) Net income (loss) $ 274 $ 338 Diluted Earnings (Loss) Per Common Share Core income (loss) $ 1.03 $ 1.30 Net investment gains (losses) (0.03) (0.06) Diluted earnings (loss) per share $ 1.00 $ 1.24 Weighted Average Outstanding Common Stock and Common Stock Equivalents Basic 271.3 271.6 Diluted 272.6 272.7 Return on Equity Net income (loss) (1) 10.5% 13.8 % Core income (loss) (2) 9.2 11.5 (1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period. (2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period. 2

Selected Balance Sheet Data and Statements of Cash Flows Data (In millions, except per share data) March 31, 2025 December 31, 2024 Total investments $ 47,969 $ 47,482 Reinsurance receivables, net of allowance for uncollectible receivables 6,266 6,051 Total assets 67,326 66,492 Insurance reserves 46,389 45,480 Claim and claim adjustment expenses 25,581 24,976 Unearned premiums 7,504 7,346 Future policy benefits 13,304 13,158 Debt 2,974 2,973 Total liabilities 57,047 55,979 Accumulated other comprehensive income (loss) (1) (1,785) (1,991) Total stockholders' equity 10,279 10,513 Book value per common share $ 37.98 $ 38.82 Book value per common share excluding AOCI $ 44.58 $ 46.16 Outstanding shares of common stock (in millions of shares) 270.6 270.8 Statutory capital and surplus - Combined Continental Casualty Companies (2) $ 10,952 $ 11,165 Three Months Ended March 31 2025 2024 Net cash flows provided (used) by operating activities $ 638 $ 504 Net cash flows provided (used) by investing activities 88 (249) Net cash flows provided (used) by financing activities (722) (189) Net cash flows provided (used) by operating, investing and financing activities $ 4 $ 66 (1) As of March 31, 2025 and December 31, 2024, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $239 million and $353 million. (2) Statutory capital and surplus as of March 31, 2025 is preliminary. 3

Property & Casualty - Results of Operations

Three months ended March 31 (In millions)	2025	2024	Change
Gross written premiums	$ 3,898	$ 3,742	4 %
Gross written premiums ex. 3rd party captives	3,142	2,936	7
Net written premiums	2,606	2,390	9
Net earned premiums	2,520	2,331	8
Insurance claims and policyholders' benefits	1,718	1,503	
Amortization of deferred acquisition costs	471	444	
Insurance related administrative expenses	291	258	
Underwriting gain (loss)	40	126	(68)
Net investment income	362	357	1
Non-insurance warranty revenue	397	407	
Other revenues	9	9	
Non-insurance warranty expense	385	394	
Other expenses	24	28	
Interest expense	—	1	
Core income (loss) before income tax	399	476	
Income tax (expense) benefit on core income (loss)	(88)	(104)	
Core income (loss)	$ 311	$ 372	(16) %
Other Performance Metrics			
Underwriting gain (loss)	$ 40	$ 126	(68) %
Effect of catastrophe losses	97	88	
(Favorable) unfavorable net prior year loss reserve development	61	(7)	
(Favorable) unfavorable other development-related items [(1)]	2	2	
Effect of (favorable) unfavorable development-related items	63	(5)	
Underlying underwriting gain (loss)	$ 200	$ 209	(4) %
Loss & LAE ratio	67.8 %	64.1 %	(3.7) pts
Expense ratio	30.2	30.1	(0.1)
Dividend ratio	0.4	0.4	—
Combined ratio	98.4 %	94.6 %	(3.8) pts
Less: Effect of catastrophe impacts	3.8	3.8	—
Less: Effect of (favorable) unfavorable development-related items	2.5	(0.2)	(2.7)
Underlying combined ratio	92.1 %	91.0 %	(1.1) pts
Rate	4 %	4 %	— pts
Renewal premium change	6 %	6 %	— pts
Retention	86 %	85 %	1 pts
New business	$ 565	$ 529	7 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

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Specialty - Results of Operations

Three months ended March 31 (In millions)	2025	2024	Change
Gross written premiums	$ 1,672	$ 1,682	(1) %
Gross written premiums ex. 3rd party captives	930	880	6
Net written premiums	842	792	6
Net earned premiums	830	814	2
Insurance claims and policyholders' benefits	511	479	
Amortization of deferred acquisition costs	189	178	
Insurance related administrative expenses	88	81	
Underwriting gain (loss)	42	76	(45)
Net investment income	151	150	1
Non-insurance warranty revenue	397	407	
Other revenues	1	1	
Non-insurance warranty expense	385	394	
Other expenses	15	14	
Interest expense	—	1	
Core income (loss) before income tax	191	225	
Income tax (expense) benefit on core income (loss)	(41)	(48)	
Core income (loss)	$ 150	$ 177	(15) %
Other Performance Metrics			
Underwriting gain (loss)	$ 42	$ 76	(45) %
Effect of catastrophe losses	—	—	
(Favorable) unfavorable net prior year loss reserve development	10	(5)	
(Favorable) unfavorable other development-related items [(1)]	—	—	
Effect of (favorable) unfavorable development-related items	10	(5)	
Underlying underwriting gain (loss)	$ 52	$ 71	(27) %
Loss & LAE ratio	61.4 %	58.6 %	(2.8) pts
Expense ratio	33.4	31.8	(1.6)
Dividend ratio	0.3	0.3	—
Combined ratio	95.1 %	90.7 %	(4.4) pts
Less: Effect of catastrophe impacts	—	—	—
Less: Effect of (favorable) unfavorable development-related items	1.3	(0.6)	(1.9)
Underlying combined ratio	93.8 %	91.3 %	(2.5) pts
Rate	3 %	2 %	1 pts
Renewal premium change	4 %	3 %	1 pts
Retention	89 %	88 %	1 pts
New business	$ 112	$ 94	19 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

5

Commercial - Results of Operations

Three months ended March 31 (In millions)	2025	2024	Change
Gross written premiums	$ 1,853	$ 1,686	10 %
Gross written premiums ex. 3rd party captives	1,839	1,682	9
Net written premiums	1,498	1,338	12
Net earned premiums	1,380	1,202	15
Insurance claims and policyholders' benefits	1,015	835	
Amortization of deferred acquisition costs	219	200	
Insurance related administrative expenses	163	138	
Underwriting gain (loss)	(17)	29	(159)
Net investment income	177	176	1
Other revenues	8	8	
Other expenses	10	12	
Core income (loss) before income tax	158	201	
Income tax (expense) benefit on core income (loss)	(34)	(43)	
Core income (loss)	$ 124	$ 158	(22) %
Other Performance Metrics			
Underwriting gain (loss)	$ (17)	$ 29	(159) %
Effect of catastrophe losses	86	82	
(Favorable) unfavorable net prior year loss reserve development	51	(2)	
(Favorable) unfavorable other development-related items [1]	2	2	
Effect of (favorable) unfavorable development-related items	53	—	
Underlying underwriting gain (loss)	$ 122	$ 111	10 %
Loss & LAE ratio	73.0 %	68.8 %	(4.2) pts
Expense ratio	27.6	28.2	0.6
Dividend ratio	0.5	0.6	0.1
Combined ratio	101.1 %	97.6 %	(3.5) pts
Less: Effect of catastrophe impacts	6.3	6.8	0.5
Less: Effect of (favorable) unfavorable development-related items	3.8	—	(3.8)
Underlying combined ratio	91.0 %	90.8 %	(0.2) pts
Rate	6 %	6 %	— pts
Renewal premium change	7 %	8 %	(1) pts
Retention	84 %	85 %	(1) pts
New business	$ 370	$ 367	1 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

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International - Results of Operations Three months ended March 31 (In millions) 2025 2024 Change Gross written premiums $ 373 $ 374 — % Net written premiums 266 260 2 Net earned premiums 310 315 (2) Insurance claims and policyholders' benefits 192 189 Amortization of deferred acquisition costs 63 66 Insurance related administrative expenses 40 39 Underwriting gain (loss) 15 21 (29) Net investment income 34 31 10 Other revenues — — Other expenses (1) 2 Core income (loss) before income tax 50 50 Income tax (expense) benefit on core income (loss) (13) (13) Core income (loss) $ 37 $ 37 — % Other Performance Metrics Underwriting gain (loss) $ 15 $ 21 (29) % Effect of catastrophe losses 11 6 (Favorable) unfavorable net prior year loss reserve development — — (Favorable) unfavorable other development-related items (1) — — Effect of (favorable) unfavorable development-related items — — Underlying underwriting gain (loss) $ 26 $ 27 (4) % Loss & LAE ratio 62.1% 60.1% (2.0) pts Expense ratio 33.3 33.2 (0.1) Dividend ratio — — — Combined ratio 95.4% 93.3% (2.1) pts Less: Effect of catastrophe impacts 3.6 2.0 (1.6) Less: Effect of (favorable) unfavorable development-related items — — — Underlying combined ratio 91.8% 91.3% (0.5) pts Rate (2) % 1% (3) pts Renewal premium change 1% 3% (2) pts Retention 85% 82% 3 pts New business $ 83 $ 68 22% (1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance. 7

Life & Group - Results of Operations Three months ended March 31 (In millions) 2025 2024 Net earned premiums $ 106 $ 110 Net investment income 226 231 Other revenues — — Total operating revenues 332 341 Insurance claims and policyholders' benefits 300 312 Insurance related administrative expenses 30 29 Other expenses — — Total claims, benefits and expenses 330 341 Core income (loss) before income tax 2 — Income tax (expense) benefit on core income (loss) 4 5 Core income (loss) $ 6 $ 5 8

Corporate & Other - Results of Operations Three months ended March 31 (In millions) 2025 2024 Net earned premiums $ — $ — Net investment income 16 21 Other revenues — — Total operating revenues 16 21 Insurance claims and policyholders' benefits 9 (8) Insurance related administrative expenses — — Interest expense 32 34 Other expenses 18 22 Total claims, benefits and expenses 59 48 Core income (loss) before income tax (43) (27) Income tax (expense) benefit on core income (loss) 7 5 Core income (loss) $ (36) $ (22) 9

Investment Summary - Consolidated March 31, 2025 December 31, 2024 (In millions) Carrying Value Net Unrealized Gains (Losses) Carrying Value Net Unrealized Gains (Losses) Fixed maturity securities: Corporate and other bonds $ 25,728 $ (647) $ 24,944 $ (882) States, municipalities and political subdivisions: Tax-exempt 3,035 (130) 3,167 (48) Taxable 3,609 (472) 3,637 (544) Total states, municipalities and political subdivisions 6,644 (602) 6,804 (592) Asset-backed: RMBS 3,438 (406) 3,244 (481) CMBS 1,665 (105) 1,681 (131) Other ABS 3,610 (192) 3,541 (215) Total asset-backed 8,713 (703) 8,466 (827) U.S. Treasury and obligations of government-sponsored enterprises 218 (1) 220 — Foreign government 670 (18) 677 (24) Redeemable preferred stock — — — — Total fixed maturity securities 41,973 (1,971) 41,111 (2,325) Equities: Common stock 182 — 180 — Non-redeemable preferred stock 513 — 479 — Total equities 695 — 659 — Limited partnership investments: Hedge funds 360 — 359 — Private equity funds 2,212 — 2,161 — Total limited partnership investments 2,572 — 2,520 — Other invested assets 96 — 85 — Mortgage loans 1,049 — 1,019 — Short-term investments 1,584 — 2,088 — Total investments $ 47,969 $ (1,971) $ 47,482 $ (2,325) Net receivable/(payable) on investment activity $ (92) $ 16 Effective duration (in years) 6.3 6.2 Weighted average rating (1) A A RMBS - Residential mortgage-backed securities CMBS - Commercial mortgage-backed securities Other ABS - Other asset-backed securities (1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating. 10

Investment Summary - Property & Casualty and Corporate & Other March 31, 2025 December 31, 2024 (In millions) Carrying Value Net Unrealized Gains (Losses) Carrying Value Net Unrealized Gains (Losses) Fixed maturity securities: Corporate and other bonds $ 14,900 $ (435) $ 14,755 $ (538) States, municipalities and political subdivisions: Tax-exempt 959 (211) 983 (189) Taxable 2,225 (399) 2,157 (446) Total states, municipalities and political subdivisions 3,184 (610) 3,140 (635) Asset-backed: RMBS 3,436 (406) 3,242 (481) CMBS 1,643 (103) 1,659 (128) Other ABS 3,049 (92) 2,979 (105) Total asset-backed 8,128 (601) 7,880 (714) U.S. Treasury and obligations of government-sponsored enterprises 209 (1) 211 — Foreign government 624 (8) 631 (14) Redeemable preferred stock — — — — Total fixed maturity securities 27,045 (1,655) 26,617 (1,901) Equities: Common stock 182 — 180 — Non-redeemable preferred stock 143 — 115 — Total equities 325 — 295 — Limited partnership investments: Hedge funds 319 — 275 — Private equity funds 1,963 — 1,653 — Total limited partnership investments 2,282 — 1,928 — Other invested assets 96 — 85 — Mortgage loans 875 — 844 — Short-term investments 1,529 — 2,040 — Total investments $ 32,152 $ (1,655) $ 31,809 $ (1,901) Net receivable/(payable) on investment activity $ (90) $ 7 Effective duration (in years) 4.4 4.3 Weighted average rating (1) A A (1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating. 11

Investment Summary - Life & Group March 31, 2025 December 31, 2024 (In millions) Carrying Value Net Unrealized Gains (Losses) Carrying Value Net Unrealized Gains (Losses) Fixed maturity securities: Corporate and other bonds $ 10,828 $ (212) $ 10,189 $ (344) States, municipalities and political subdivisions: Tax-exempt 2,076 81 2,184 141 Taxable 1,384 (73) 1,480 (98) Total states, municipalities and political subdivisions 3,460 8 3,664 43 Asset-backed: RMBS 2 — 2 — CMBS 22 (2) 22 (3) Other ABS 561 (100) 562 (110) Total asset-backed 585 (102) 586 (113) U.S. Treasury and obligations of government-sponsored enterprises 9 — 9 — Foreign government 46 (10) 46 (10) Redeemable preferred stock — — — — Total fixed maturity securities 14,928 (316) 14,494 (424) Equities: Common stock — — — — Non-redeemable preferred stock 370 — 364 — Total equities 370 — 364 — Limited partnership investments: Hedge funds 41 — 84 — Private equity funds 249 — 508 — Total limited partnership investments 290 — 592 — Other invested assets — — — — Mortgage loans 174 — 175 — Short-term investments 55 — 48 — Total investments $ 15,817 $ (316) $ 15,673 $ (424) Net receivable/(payable) on investment activity $ (2) $ 9 Effective duration (in years) 9.8 9.8 Weighted average rating (1) A- A- (1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating. 12

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2025	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total	
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$ —	$ —	$ 25	$ —	$ 716	$ (24)	$ 8,022	$ (150)	$ 15,378	$ (432)	$ 1,587	$ (41)	$ 25,728	$ (647)
States, municipalities and political subdivisions	—	—	1,079	(73)	4,279	(408)	1,078	(70)	191	(44)	17	(7)	6,644	(602)
Asset-backed:														
RMBS	2,825	(308)	597	(101)	8	—	—	—	—	—	8	3	3,438	(406)
CMBS	—	—	730	(9)	616	(48)	155	(14)	124	(16)	40	(18)	1,665	(105)
Other ABS	—	—	465	(14)	261	(61)	1,418	(48)	1,283	(52)	183	(17)	3,610	(192)
Total asset-backed	2,825	(308)	1,792	(124)	885	(109)	1,573	(62)	1,407	(68)	231	(32)	8,713	(703)
U.S. Treasury and obligations of government-sponsored enterprises	218	(1)	—	—	—	—	—	—	—	—	—	—	218	(1)
Foreign government	—	—	184	(1)	347	(4)	38	(6)	101	(7)	—	—	670	(18)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$ 3,043	$ (309)	$ 3,080	$ (198)	$ 6,227	$ (545)	$ 10,711	$ (288)	$ 17,077	$ (551)	$ 1,835	$ (80)	$ 41,973	$ (1,971)
Percentage of total fixed maturity securities	7 %		7 %		15 %		26 %		41 %		4 %		100 %	

CNA

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Components of Net Investment Income Three months ended March 31 Consolidated (In millions) 2025 2024 Taxable fixed income securities $ 496 $ 472 Tax-exempt fixed income securities 34 38 Total fixed income securities 530 510 Common stock (2) 14 Limited partnerships - hedge funds 8 12 Limited partnerships - private equity funds 48 42 Total limited partnership and common stock investments 54 68 Other, net of investment expense 20 31 Net investment income $ 604 $ 609 Effective income yield for fixed income securities portfolio 4.8% 4.7 % Limited partnership and common stock return 2.0 2.9 Property & Casualty and Corporate & OtherThree months ended March 31 (In millions) 2025 2024 Taxable fixed income securities $ 304 $ 291 Tax-exempt fixed income securities 9 10 Total fixed income securities 313 301 Common stock (2) 14 Limited partnerships - hedge funds 6 7 Limited partnerships - private equity funds 37 23 Total limited partnership and common stock investments 41 44 Other, net of investment expense 24 33 Net investment income $ 378 $ 378 Effective income yield for fixed income securities portfolio 4.3% 4.3 % Three months ended March 31 Life & Group (In millions) 2025 2024 Taxable fixed income securities $ 192 $ 181 Tax-exempt fixed income securities 25 28 Total fixed income securities 217 209 Common stock — — Limited partnerships - hedge funds 2 5 Limited partnerships - private equity funds 11 19 Total limited partnership and common stock investments 13 24 Other, net of investment expense (4) (2) Net investment income $ 226 $ 231 Effective income yield for fixed income securities portfolio 5.7% 5.6% 14

Net Investment Gains (Losses) Three months ended March 31 Consolidated (In millions) 2025 2024 Fixed maturity securities: Corporate and other bonds $ (9) $ (17) States, municipalities and political subdivisions (1) — Asset-backed 1 (15) Total fixed maturity securities (9) (32) Non-redeemable preferred stock — 11 Derivatives, short-term and other — (1) Net investment gains (losses) (9) (22) Income tax benefit (expense) on net investment gains (losses) 2 5 Net investment gains (losses), after tax $ (7) $ (17) 15

Claim & Claim Adjustment Expense Reserve Rollforward Three months ended March 31, 2025 (In millions) Specialty Commercial International P&C Operations Life & Group Corporate & Other Total Operations Claim & claim adjustment expense reserves, beginning of period Gross $ 7,426 $ 11,336 $ 2,920 $ 21,682 $ 622 $ 2,672 $ 24,976 Ceded 1,447 1,397 504 3,348 81 2,284 5,713 Net 5,979 9,939 2,416 18,334 541 388 19,263 Net incurred claim & claim adjustment expenses 509 1,008 192 1,709 5 26 1,740 Net claim & claim adjustment expense payments (411) (706) (149) (1,266) (11) (15) (1,292) Foreign currency translation adjustment and other — (1) 53 52 — 1 53 Claim & claim adjustment expense reserves, end of period Net 6,077 10,240 2,512 18,829 535 400 19,764 Ceded 1,495 1,468 534 3,497 81 2,239 5,817 Gross $ 7,572 $ 11,708 $ 3,046 $ 22,326 $ 616 $ 2,639 $ 25,581 16

Life & Group Policyholder Reserves March 31, 2025 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 541 $ 13,158 $ 13,699 Incurred claims and policyholders' benefits (1) 5 294 299 Benefit and expense payments (11) (293) (304) Change in discount rate assumptions and other (AOCI) — 145 145 End of Period $ 535 $ 13,304 $ 13,839 December 31, 2024 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 582 $ 13,959 $ 14,541 Incurred claims and policyholders' benefits (1) 24 1,286 1,310 Benefit and expense payments (45) (1,187) (1,232) Change in discount rate assumptions and other (AOCI) (20) (900) (920) End of Period $ 541 $ 13,158 $ 13,699 (1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve. 17

Definitions and Presentation • Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company. • P&C Operations includes Specialty, Commercial and International. • Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants. • Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves. • Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note P to the Consolidated Financial Statements within the December 31, 2024 Form 10-K for further discussion regarding how the Company manages its business. • In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. Development-related items represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss ratio, the expense ratio and the dividend ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers. 18

• Management uses underwriting gain (loss) and underlying underwriting gain (loss), calculated using GAAP financial results, to monitor our insurance operations. Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting gain (loss) excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. • This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. • For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's filings with the Securities and Exchange Commission, available at www.cna.com. • Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs. • Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices. • Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock. • Certain immaterial differences are due to rounding. • N/M = Not Meaningful 19